UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 20, 2024
Date of Report (date of earliest event reported)
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First Watch Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40866 (Commission File Number)	82-4271369 (I.R.S. Employer Identification Number)
8725 Pendery Place, Suite 201, Bradenton, FL 34201
(Address of principal executive offices and zip code)
(941) 907-9800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	FWRG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Resignation
On August 20, 2024, Julie M.B. Bradley, who has been a director of First Watch Restaurant Group, Inc. (the “Company”) since January 2020, informed the Company of her intent to resign from the Company’s Board of Directors (the “Board”) effective immediately to pursue other professional interests. There are no disagreements between Ms. Bradley and the Company, the Company’s management or the Board on any matters related to the Company’s operations, policies or practices. The Company and the Board thank Ms. Bradley for her valuable insights, perspective and commitment during her service on the Company’s Board and as chair of the Audit Committee.
Appointment of Charles Jemley as Class II Director and Chair of the Audit Committee
On August 22, 2024, the Board appointed Charles Jemley as a Class II director to fill the vacancy on the Board resulting from the resignation of Ms. Bradley, with such appointment effective August 22, 2024 for a term expiring at the Company’s 2026 annual meeting of stockholders. The Board also appointed Mr. Jemley as chair of the Audit Committee.
The Board determined that, in its judgment, Mr. Jemley satisfies the requirements for independence set forth under the applicable rules of The Nasdaq Stock Market LLC and the Securities and Exchange Commission (“SEC”) for the purposes of Board service. There were no arrangements or understandings between Mr. Jemley and any other persons pursuant to which Mr. Jemley was elected nor any relationships or related transactions between Mr. Jemley and the Company of the type required to be disclosed under applicable SEC rules.
Mr. Jemley currently serves on the board of directors of Four Corners Property Trust, Inc. Mr. Jemley served as Chief Financial Officer of Dutch Bros Inc. from August 2021 to May 2024 when he transitioned to his current role of Strategic Advisor. He also served as the Chief Financial Officer of Dutch Bros OpCo from January 2020 to May 2024. Prior to joining Dutch Bros Inc., Mr. Jemley served as the Chief Financial Officer of CKE Restaurant Holdings, Inc., a quick service restaurant company from July 2018 to December 2019. From February 2006 to January 2018, Mr. Jemley served in various senior management positions at Starbucks Corporation and from April 1990 to January 2006, Mr. Jemley served in various positions in finance and store development at Yum! Brands, Inc. Mr. Jemley holds an M.B.A from the Michael G. Foster School of Business at the University of Washington and a B.B.A. in Accounting from the University of Louisville.
As a non-employee director, Mr. Jemley will receive compensation in the same amounts and forms paid to other non-employee members of the Board, as described in the Company’s proxy statement for its 2024 annual meeting of stockholders. In addition, in connection with his election to the Board, Mr. Jemley will receive an equity grant in the form of restricted stock units that have a fair market value of $140,000 on the date of grant of August 23, 2024.
Appointment of Michael Fleisher as Class I Director
On August 22, 2024, the Board increased the number of directors of the Company from nine to ten, and appointed Michael Fleisher to serve as a Class I director, effective November 1, 2024, for a term expiring at the Company’s 2025 annual meeting of stockholders. The Board expects to appoint Mr. Fleisher to the Audit Committee and Compensation Committee.
The Board determined that, in its judgment, Mr. Fleisher satisfies the requirements for independence set forth under the applicable rules of The Nasdaq Stock Market LLC and the SEC for the purposes of Board service. There were no arrangements or understandings between Mr. Fleisher and any other persons pursuant to which Mr. Fleisher was elected nor any relationships or related transactions between Mr. Fleisher and the Company of the type required to be disclosed under applicable SEC rules.
Mr. Fleisher currently serves on the board of directors of Squarespace, Inc. Mr. Fleisher served as Chief Financial Officer of Wayfair, Inc. from October 2013 to November 2022. Prior to joining Wayfair, Mr. Fleisher served at Warner Music Group as the Vice Chairman, Strategy and Operations from 2008 to 2011 and also served as Executive Vice President and Chief Financial Officer from 2005 to 2008. He was previously the Chief Executive Officer of Gartner, Inc. from 1999 to 2004. Mr. Fleisher has served on the board of directors of GOAT Group since January 2021. Mr. Fleisher received a B.S. from the University of Pennsylvania’s Wharton School of Business.

As a non-employee director, Mr. Fleisher will receive compensation in the same amounts and forms paid to other non-employee members of the Board, as described in the Company’s proxy statement for its 2024 annual meeting of stockholders. In addition, in connection with his election to the Board, Mr. Fleisher will receive an equity grant in the form of restricted stock units that have a fair market value of $140,000 on the date of grant of November 2, 2024.
A copy of the Company’s press release issued on August 22, 2024 announcing the election of Mr. Jemley and Mr. Fleisher to the Board of Directors is filed as an exhibit to this report.
Item 7.01 - Regulation FD Disclosure.
On August 22, 2024, the Company posted an investor presentation to its website at https://investors.firstwatch.com/news-and-events/presentations (the “Investor Presentation”). A copy of the Investor Presentation is attached as Exhibit 99.1. The Company expects to use the Investor Presentation in connection with presentations over the next several weeks to investors and analysts.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title or Description
99.1	Press Release of First Watch Restaurant Group, Inc. dated August 22, 2024
99.2	Investor presentation dated August 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Watch Restaurant Group, Inc. (Registrant)

Date: August 22, 2024	By:	/s/ Jay Wolszczak
	Name:	Jay Wolszczak
	Title:	Chief Legal Officer, General Counsel and Secretary